                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 2001
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                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
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                            (COMMISSION FILE NUMBER)

                DELAWARE                                                           13-0853260
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      (STATE OR OTHER JURISDICTION                                              (I.R.S. EMPLOYER
            OF INCORPORATION)                                                IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                                       07087
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          (ADDRESS OF PRINCIPAL                                                    (ZIP CODE)
           EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On August 6, 2001, Hanover Direct, Inc. (the "Company") issued a press release announcing that a conference call with management to review the Fiscal 2001 first half operating results and ongoing strategic restructuring activities will be held on Tuesday, August 14, 2001 at 11 a.m. Eastern Standard Time.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated August 6, 2001 of the Company.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HANOVER DIRECT, INC.
                                     ------------------------------------------
                                                       (Registrant)

August 6, 2001                       By:  /s/ Brian C. Harriss
                                     ------------------------------------------
                                     Name:  Brian C. Harriss
                                     Title: Executive Vice President and
                                            Chief Financial Officer